                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or officer of The Sportsman's Guide, Inc., a Minnesota corporation (the "Company"), hereby constitutes and appoints Gregory R. Binkley and Charles B. Lingen, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-8 covering 600,000 shares of the Company's Common Stock, $.01 par value per share, to be issued pursuant to the Company's 2004 Stock Incentive Plan, and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and any one of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 18th day of May, 2004.

                                                        /s/GARY OLEN
                                                        ----------------------
                                                        Gary Olen

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or officer of The Sportsman's Guide, Inc., a Minnesota corporation (the "Company"), hereby constitutes and appoints Gregory R. Binkley and Charles B. Lingen, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-8 covering 600,000 shares of the Company's Common Stock, $.01 par value per share, to be issued pursuant to the Company's 2004 Stock Incentive Plan, and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and any one of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 18th day of May, 2004.

                                                        /s/LEONARD M. PALETZ
                                                        ----------------------
                                                        Leonard M. Paletz

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or officer of The Sportsman's Guide, Inc., a Minnesota corporation (the "Company"), hereby constitutes and appoints Gregory R. Binkley and Charles B. Lingen, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-8 covering 600,000 shares of the Company's Common Stock, $.01 par value per share, to be issued pursuant to the Company's 2004 Stock Incentive Plan, and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and any one of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 18th day of May, 2004.

                                                        /s/WILLIAM T. SENA
                                                        ----------------------
                                                        William T. Sena

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or officer of The Sportsman's Guide, Inc., a Minnesota corporation (the "Company"), hereby constitutes and appoints Gregory R. Binkley and Charles B. Lingen, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-8 covering 600,000 shares of the Company's Common Stock, $.01 par value per share, to be issued pursuant to the Company's 2004 Stock Incentive Plan, and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and any one of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 18th day of May, 2004.

                                                        /s/JAY A. LEITCH
                                                        ----------------------
                                                        Jay A. Leitch

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or officer of The Sportsman's Guide, Inc., a Minnesota corporation (the "Company"), hereby constitutes and appoints Gregory R. Binkley and Charles B. Lingen, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-8 covering 600,000 shares of the Company's Common Stock, $.01 par value per share, to be issued pursuant to the Company's 2004 Stock Incentive Plan, and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and any one of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 18th day of May, 2004.

                                                        /s/DAROLD D. RATH
                                                        ----------------------
                                                        Darold D. Rath